UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1: Report to Shareholders

Institutional Small-Cap Stock Fund	June 30, 2010

Highlights

• Small-cap stocks fell sharply in the second quarter after a strong start to the year, ending with modest losses.

• The fund’s results were flat over the first half of the year but outpaced the Russell 2000 Index by nearly two percentage points.

• We think worries of a double-dip recession appear unfounded and took advantage of the fear to add to several economically sensitive names.

• Volatility, while painful, creates opportunity, and we believe stock selection will gain importance in coming quarters.

The views and opinions in this report were current as of June 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Small-Cap Stock Fund

Dear Investor

The last six months have proven incredibly challenging for investors. In a great first quarter, the small-cap Russell 2000 Index rose just under 9%. Unfortunately, a strong start to April was quickly followed by an incredibly volatile May led by the “flash crash” on May 6 when the Dow Jones Industrial Average fell more than 1,000 points in just minutes. This was followed rapidly by a collapsing euro and sovereign liquidity fears across southern Europe. June completed the carnage as the Russell index fell a horrific 9.92% for the second quarter. By the period’s end, investor confidence lay in tatters, and many are wondering whether the economy is about to suffer a “double dip.”

Though we have suffered a gut-wrenching market correction and airsickness bags and Maalox are currently the rage on Wall Street, the Institutional Small-Cap Stock Fund’s net asset value sits essentially unchanged from six months ago.

The Institutional Small-Cap Stock Fund returned -0.19% in the first half of 2010 compared with -1.95% for the Russell 2000 Index and -2.09% for our Lipper peer group. Our results were led by strong stock selection in energy, industrials and business services, and health care. Other sectors that added value include consumer discretionary and information technology.

It’s difficult to contemplate the wild ride that found our portfolio up 19.3% year-to-date on April 23 only to give up all the performance in a violent market correction. From a fundamental perspective, the current level of fear and the wholesale flight to “de-risk” investment holdings appears unfounded. In our opinion, the current crisis is one of investor confidence and not driven by a collapse in business fundamentals. Uncertainty reigns, yet this is hardly unique in the early phase of an economic recovery.

The economy has clearly entered a recovery phase, but the critical question revolves around the slope of the recovery. Employment appears poised to pick up and corporate balance sheets have rarely been in better shape. It is still our opinion that growth will reaccelerate and that by the second half of 2010, this “soft patch” will be a fading memory.

Performance Review

As noted earlier, our portfolio outperformed the Russell 2000 by nearly two percentage points in the first half of 2010. We had particularly strong stock selection in energy, where our holdings rose 4.2% while the Russell 2000’s energy sector results dropped 10.8%. Leading contributors included Mariner Energy, an offshore Gulf of Mexico exploration and production firm that surged on the strength of a takeover bid from Apache. Fortunately, the bid occurred before the oil debacle hit the Gulf region. We also had strong performance from Concho Resources, a Permian Basin exploration and production firm that benefited as investors, fearing a natural gas glut, rushed to concentrate on oil-based firms. Also contributing positively was Forest Oil, which reported good growth in natural gas liquid production in its unconventional play in the Granite Wash region of Oklahoma and Texas. On this same theme of unconventional resource development, Complete Production Services was a solid contributor. The firm is a leading provider of “fracking” services, the technology enabling oil and gas production in shale rock. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

The portfolio continues to be positioned for an accelerating economy. Our holdings in industrials and business services rose 1.5%, beating the index’s sector holdings, which declined 2.25%. Leading contributors included Baldor Electric, which benefited from strong demand for industrial drives and its line of energy-efficient motors. Baldor noted strong incoming order rates across all its products. Tennant, a maker of industrial and municipal sweepers and cleaning equipment, had a great first quarter and noted exciting progress with its EC water technology, which electrically charges tap water to clean and sanitize surfaces without costly and environmentally unfavorable chemicals. Tennant has great promise as this technology matures. Consolidated Graphics had strong first-quarter results, reporting $1.23 in per share earnings versus an expected $0.46. The sheet-fed printing company will likely benefit from a chance to acquire its less well-capitalized competitors. American Reprographics, a printer of architectural drawings and prints, also moved up as investors anticipated the eventual recovery in nonresidential construction.

Our research group did a strong job of positioning the Institutional Small-Cap Stock Fund for health care reform. Medicaid provider Amerigroup and hospital management group Health Management Associates paced our sector holdings. Investors see Medicaid playing a clear role in increasing coverage for the uninsured. Furthermore, near-universal coverage will significantly cut bad-debt expenses, adding to hospital profitability and thus improving the outlook for Health Management.

The consumer is not dead. Our holdings in the consumer discretionary segment were led by TRW, an automotive parts company, whose earnings came in well above analyst expectations. The firm continues to prosper despite fears about its European auto business. AnnTaylor Stores continued to post strong comparable sales at its Ann Taylor and Loft division women’s specialty stores. Good product still sells at full price, and AnnTaylor has greatly improved assortments under its new merchants.

Other significant winners include Finisar, Zions Bancorp, CBL & Associates Properties, and Ariba. Finisar surged as its optical networking component sales continued in high demand, leading to rising operating margins and earnings. Zions Bancorp has navigated its capital-raising needs with less dilution than feared by Wall Street. It also appears credit metrics are slowly beginning to improve. CBL & Associates, a retail REIT, beat earnings estimates, and its mall tenants reported better-than-expected same-store sales. Ariba’s “spend management” supplier network realized higher volume and rising prices, driving a significant increase in bookings for its “on demand” spend-management software.

Negative performance was centered squarely in the financials sector. Our primary detractors were market-sensitive names, including Piper Jaffray and investment manager Waddell & Reed Financial. Investors fretted that anemic trading volumes and a lack of new financing activities would lead to weaker-than-expected earnings for Piper, and, indeed, a significant drop in investment banking revenues hampered first-quarter earnings. Waddell & Reed found itself at the middle of the May 6 flash-crash episode as its Total Return Fund initiated a series of futures-related selling to hedge equity market positions. While the strategy is clearly acceptable and the firm was hardly responsible for the large market downturn, it did raise investor concerns that the Total Return Fund may have outgrown its strategy. Assured Guaranty declined on renewed concerns that an economic double dip might lead to significant credit losses for this financial guarantor. Finally, Parkway Properties, a Sunbelt suburban office building REIT, slipped as its average occupancy fell, and the firm was forced to cut its dividend dramatically.

In the utilities sector, two independent power producers, Mirant and RRI Energy, weighed us down. The market for the firms’ coal-generation assets remains poor due to an abundance of low-cost natural gas. Gas prices have been quite weak all year, leading to depressed market conditions for coal-fired power plants. In our view, this is a temporary situation, and we have added Mirant to our RRI Energy holdings to take advantage of the pending merger between the two firms.

Weaker demand from China has contributed to a sell-off in metals and our holdings in AK Steel and Koppers. It is never simple to determine what is already discounted in the price of a security, and we clearly missed it in the case of new holding AK Steel. The company announced that its metallurgical coal supplier—Massey Energy’s Upper Big Branch mine, where 29 miners tragically died in April—would be unable to supply the firm’s coking coal needs, forcing AK to buy expensive spot market coal. This news, coupled with rising concerns that Chinese steel demand might weaken, sparked a big sell-off, which led to our opportunistic purchase. Unfortunately, we bit a little too soon. We continue to add to the security slowly, though. In a similar fashion, Koppers fell on mediocre first-quarter results as weaker sales of carbon materials and chemicals and slack demand from its aluminum customers depressed demand. Finally, Walter Industries, a high-quality metallurgical coal producer whose fortunes are tied to sentiment on global steel production, fell victim to double-dip concerns.

A handful of underperformers rounds out our first-half problem children. Arena Resources was highly prized for its oil-rich reserves, and the firm agreed to a very disappointing merger with Sandridge Energy, a firm with plenty of both natural gas and long-term debt—neither very popular in this market. Global Payments declined late in the period when its partner, CIBC, failed to renew its Visa sponsorship with the firm. The stock had been weak earlier on a disappointing first-quarter earnings report. And Resources Connections, a financial consulting outsourcing firm, continued to suffer from anemic bookings.

Investment Strategy

On the Buy Side
Our largest purchase was Oasis Petroleum. With both Arena Resources and Mariner Energy agreeing to be acquired, we wanted to maintain our significant weighting in exploration and production companies. Oasis is a Williston Basin oil-rich reserve play in the Baaken shale in Montana and North Dakota. The firm is run by former Burlington Resources executives that we believe are capable of running a very large energy company. The firm went public at an attractive valuation, and we think there is opportunity for significant reserve growth given its 300,000 net acreage position in the basin.

We remain firm in our view that the U.S. economy continues to heal from the recession. We think fears of a double dip appear unfounded based on the data and comments from our companies. We took advantage of current worries to add to several economically sensitive names.

In addition to the already discussed AK Steel purchase, we added General Cable, RailAmerica, Greenbrier Companies, and Watts Water Technologies. General Cable produces electrical, communications, and infrastructure cable and has a global sales opportunity. Trends are improving as corporations upgrade existing networks to meet increasing data transmissions. The stock has been knocked down to book value based on poor earnings. We believe that part of this earnings weakness is related to higher raw material costs, which should ultimately be passed on to customers. General Cable’s management has added value over time by entering new product and geographic markets and making smart acquisitions. Although the firm’s debt is higher than average for our industrial holdings, we are confident in the company’s ability to produce cash flow even in this low-demand setting.

We also added shares in two firms benefiting from a recovery in North American rail traffic. RailAmerica is a short line rail that would benefit from the ongoing V-shaped recovery in industrial production in North America. The firm is seeing significant improvement in freight volume, which should lead to strong operating leverage and recovering earnings. Greenbrier Companies is well positioned in the railcar market with a good balance of manufacturing and aftermarket services. We believe that now is an attractive time to own Greenbrier because freight markets have bottomed and the company will see accelerating demand for new cars, increased services (repairs, maintenance, and refurbishment), and higher lease rates on its fleet of cars currently in service.

Watts Water Technologies is a leader in specialty plumbing components. We were attracted to Watts’ strong competitive position and its opportunity for solid margin gains over the next couple of years. The stock was selling at the lower end of its historical valuation range.

To fund this increased cyclical exposure, we reduced weightings in a number of early cycle industrials, including AO Smith, Toro, and Clarcor. AO Smith has been a strong performer this year, and we continue to like the company and the shares, but after a positive run in the stock, we modestly reduced the position to manage our exposure. We eliminated our position in Toro since its shares are now fully priced. We expect a strong recovery in consumer and contractor markets but a slower recovery in Toro’s profitable golf business. We sold our position in Clarcor after this filtration manufacturer reached our price target.

With unemployment proving to be somewhat intractable, investors are wary of consumer-related names. This has given us the opportunity to revisit several former holdings including Under Armour and Jack in the Box. An exciting new opportunity in Express rounds out our consumer additions.

Under Armour is a Baltimore-based company led by dynamic entrepreneur Kevin Plank. It is an exciting young brand that has the potential to take market share from both Nike and Adidas in the global athletic apparel and footwear marketplace, an industry segment that shows attractive long-term secular trends. The market was focused on the company’s lackluster performance in footwear, which gave us the opportunity to initiate a position when the stock was trading comparably to slower growing and substantially larger Nike. In the short term, we believe Under Armour margins could recover more than expected due to a shift toward more profitable apparel and company-owned stores. In the medium term, we believe the company could enjoy years of growth within its apparel segment alone. In the long run, we believe this company has the potential to become the sports brand of the next generation.

Jack in the Box is a beaten-down fast-food name with good management at a low valuation. Sales trends should improve as employment picks up, and several company-specific catalysts could also drive the stock higher.

We bought Express as an initial public offering. It’s an interesting turnaround situation as the firm, once a slow-growing division of The Limited, was first taken over by private-equity investors who installed Michael Weiss as CEO. Michael led Express during its rapid growth years at The Limited and was brought out of retirement to reinvigorate the brand. Under his leadership, we believe Express can reestablish its footing with consumers and that he can drive sales and increase profitability.

Finally, we added to several financial names. Major purchases included Kilroy Realty and Synovus Bank. Kilroy has well-located offices and industrial properties in California, and the stock was trading at a very attractive valuation. Investors are currently ascribing little to no value to the sizable vacancy rate in the company’s portfolio. We believe that when demand improves for office and industrial space in Kilroy’s markets, investors will view the vacancy as an opportunity rather than a hindrance. The company’s attractive valuation, high-quality portfolio, and dividend yield are key attractions while we wait for fundamentals to improve.

Synovus is a mid-cap bank now fallen to small-cap status after suffering large credit losses in its southeastern real estate portfolio, particularly coastal Georgia. The firm was forced to raise over $1 billion in capital, and we believe this will enable the bank to survive. Synovus is one of the cheapest banks around and has a very attractive deposit share in great markets. We believe patience will be rewarded.

On the Sell Side
This year has seen a limited resurgence in mergers and acquisitions as managements remain cautious on the global recovery. We believe M&A activity will pick up as the economy continues to heal and that stronger companies, particularly large-caps, will look to deploy their huge cash hoards into higher-returning investments in small companies. Four of our largest sales in the half were driven by M&A. As previously noted, our largest sale, Mariner Energy, agreed to be acquired by Apache. Mariner is an offshore Gulf of Mexico play, so we were relieved to make a profitable sale given the events of the past few months. Other transactions included Palm, which agreed to be acquired by Hewlett-Packard (HP).

We have written much about Palm and its exciting new phone operating system, but the firm could never get solid traction with consumers. Fortunately, HP recognized value and agreed to acquire the firm. Another major sale was Lihir Gold, which agreed to be acquired by Newcrest. Finally, we eliminated Riskmetrics Group, which merged during the half with MSCI.

Technology stocks were strong performers in 2009 and the first quarter of 2010—perhaps too strong. In rapid order, technology firms—particularly in the semiconductor sector—returned to previous peak quarterly revenues and operating margins. The inventory correction that occurred in 2008 was sharp and severe, and it was matched by a rebound in inventory buildup. Many semiconductor firms are seeing cash flow margins near all-time highs, and the shares have reacted accordingly. Sentiment in the first quarter was uniformly bullish, and managements are accordingly optimistic. In our view, the rapid rebound has led to the typical tech “double ordering” of perceived scarce components, and the inventory build once feared may well become reality in the second half. Further, margin gains will likely be much tougher to come by in future quarters as expense controls implemented in early 2009 have been lifted. All in all, the tailwinds that propelled the technology sector have now clearly abated. Thus, we used the sector’s strength to cut our weight significantly in several holdings.

We trimmed Finisar as the supply chain replenished inventory and the stock surged. With valuation full, we concluded that a more cautious position was warranted. We also eliminated Veeco, a deep cyclical play that surged on strength in its light-emitting diode (LED) manufacturing equipment backlog. We’re concerned that LED process equipment orders will experience significant sequential declines in later quarters. ADTRAN also performed well in the first half as investors anticipated a significant recovery in business driven by broadband stimulus initiatives. It’s a well-managed business with high-quality management and a solid margin profile, but the stock is typically best bought during weakness and sold as investors anticipate a strong cycle.

Outlook

Midyear finds many investors thoroughly confused about prospects for equity markets. Volatility is high, and market sentiment rapidly shifts from risk seeking to risk avoidance—often during the trading day. This schizophrenic market combined with the early May flash crash has left many investors discouraged and swearing off equity investing.

As we noted earlier, we believe the economy is continuing to recover. The headwinds we currently face are well known and discussed all day long on the financial news networks—enormous deficits both here and abroad, sovereign debt risk in southern Europe, a government-orchestrated slowdown in China, stubbornly high U.S. unemployment, soon-to-be rising taxes, and the daily psychological toll of the Gulf oil leak. We believe these factors—significant as they are—are largely discounted in the market. The biggest risk is that negative market sentiment bleeds into consumer and business spending and corporate employment plans. Yet we still believe we have moved from recovery to expansion. At issue is the slope of that expansion.

On the plus side, we hear and see few impending signs of emerging weakness from our discussions with management teams. Transportation data such as railcar loadings and trucking freight rates are clearly signaling economic growth. Economic data points such as the purchasing managers’ index, while off their peaks, are still pointing to economic expansion. The foundation remains in place for growth.

Nearly every cycle we can recall has seen a pause where the validity of the recovery has been questioned. This was true in early 2003, and, if you recall, in 1992 Bill Clinton won a presidential election on the mantra “It’s the economy, stupid,” even though the economy was clearly in recovery mode. 2009’s “green shoots” of expansion have been replaced by 2010’s “soft patch” watch. Yet we take comfort in the V-shaped recovery in manufacturing, a bottoming housing market—which can hardly get worse—and a likely slow and steady recovery by the U.S. consumer.

We think economic growth will continue into 2011, though likely at a slower pace than in the fourth quarter of 2009 and the first quarter of 2010. Valuations in the equity market, particularly for large-caps, are attractive, and widespread bearishness is almost always a bullish sign. This year’s continued flight from risk and into fixed income could contrarily be viewed as a “pile of cash” waiting for an equity market pickup.

We are constructive on the equity markets for the balance of 2010. In our view, in the absence of some exogenous shock, stocks will advance. We do believe that valuations are more attractive in large-caps, and the small-cap premium remains at likely unsustainably high levels. Thus, we would favor large-caps in asset allocation and would caution investors to be neutral or underweight the small-cap sector. We are not ringing the bell on an imminent collapse in our asset class, but instead believe that large-caps will recover at a faster pace than small-caps. While small-caps remain ahead of large-caps on a year-to-date basis, they have declined further in the recent correction.

Volatility, while painful, does create opportunity, and stock selection should gain importance in coming quarters. We believe that our large research staff gives us a distinct advantage in discerning compelling value from compelling fear.

Thank you for continuing to place your confidence in us.

Respectfully submitted,

Greg A. McCrickard
Portfolio manager and chairman of the fund’s Investment Advisory Committee

July 20, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Stock Investing

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Glossary

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price/book value ratio: A valuation measure calculated by dividing the price of a stock by a company’s book value per share. Book value is the net worth, or liquidating value, of a business and is calculated by subtracting all liabilities, including debt and preferred stocks, from total assets, and dividing by the number of shares of common stock outstanding.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected (forward) earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Price/sales ratio: A valuation measure calculated by dividing the price of a stock by its current or projected (forward) sales (or revenues) per share.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity, ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 2000 Growth Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total return basis.

Russell 2000 Value Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Small-Cap Stock Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Small-Cap Stock Fund
 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Small-Cap Stock Fund
June 30, 2010 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/10	Value 12/31/09
T. Rowe Price Reserve Investment Fund, 0.30%	¤	¤	$ 10	$ 7,458	$ 11,021
Totals			$ 10	$ 7,458	$ 11,021

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$7,458
Dividend income	10
Interest income	–
Investment income	$ 10
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Small-Cap Stock Fund
June 30, 2010 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $278,666)	$	319,644
Receivable for investment securities sold		236
Dividends and interest receivable		220
Cash		7
Other assets		14
Total assets		320,121
Liabilities		
Payable for investment securities purchased		656
Investment management fees payable		180
Payable for shares redeemed		94
Due to affiliates		7
Other liabilities		25
Total liabilities		962
NET ASSETS	**$**	**319,159**
Net Assets Consist of:		
Undistributed net investment income	$	654
Accumulated undistributed net realized loss		(25,733)
Net unrealized gain		40,978
Paid-in capital applicable to 29,856,521 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		303,260
NET ASSETS	**$**	**319,159**
NET ASSET VALUE PER SHARE	**$**	**10.69**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Small-Cap Stock Fund
(Unaudited)
($000s)

6 Months Ended 6/30/10
Investment Income (Loss)	
Income	
Dividend	$ 1,556
Interest	7
Total income	1,563
Expenses	
Investment management	1,103
Shareholder servicing	1
Prospectus and shareholder reports	14
Custody and accounting	82
Registration	15
Legal and audit	12
Directors	3
Miscellaneous	6
Total expenses	1,236
Net investment income	327
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	9,905
Foreign currency transactions	(4)
Net realized gain	9,901
Change in net unrealized loss on securities	(10,936)
Net realized and unrealized loss	(1,035)
DECREASE IN NET ASSETS FROM OPERATIONS	**$ (708)**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Small-Cap Stock Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Small-Cap Stock Fund
June 30, 2010 (Unaudited)

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Small-Cap Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 2000. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $4,000 for the six months ended June 30, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2010:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2010. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2010, totaled $(144,000) for the six months ended June 30, 2010.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $46,124,000 and $43,451,000, respectively, for the six months ended June 30, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2009, the fund had $31,913,000 of unused capital loss carryforwards, which expire: $4,582,000 in fiscal 2016, and $27,331,000 in fiscal 2017.

At June 30, 2010, the cost of investments for federal income tax purposes was $278,666,000. Net unrealized gain aggregated $40,978,000 at period-end, of which $73,591,000 related to appreciated investments and $32,613,000 related to depreciated investments.

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended June 30, 2010, expenses incurred pursuant to these service agreements were $42,000 for Price Associates and $1,000 for T. Rowe Price Services, Inc.. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were at or below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise, and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2010